                                                                  EXHIBIT 10.23

                                                                  EXECUTION COPY


                              AMENDMENT AGREEMENT
                              -------------------

          AMENDMENT AGREEMENT (this "Amendment") dated as of October 11, 1991 between LAWRENCE BOES AND RAYMOND BOES, as tenants-in-common (the "Landlord"), and PEI 1991 ACQUISITION, INC., as Tenant (the "Tenant").

                              W I T N E S S E T H:

          WHEREAS, the Beech Electric Corporation and Prestolite Electric Incorporated, a Delaware corporation currently in bankruptcy in the Northern District of Ohio ("Old Prestolite") have entered into a Lease Agreement relating to 2801 Beech Daly Road, dated July 17, 1987 (the "Lease Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

          WHEREAS, Beech Electric Corporation subsequently changed its name to BEC Liquidating Corporation - Michigan and deeded its interest in the leased property to Lawrence and Raymond Boes.

          WHEREAS, the Tenant has agreed to acquire substantially all of the assets of Old Prestolite, including Old Prestolite's interest in the Lease Agreement (the "Acquisition").

          WHEREAS, the Tenant will change its name to Prestolite Electric Incorporated on or promptly after the closing of the Acquisition.

          WHEREAS, the Landlord has requested the Tenant to enter into this Amendment, among other things, to provide for certain adjustments to the rent and term of the Lease Agreement and to eliminate the Tenant's option to purchase under the Lease Agreement.

          WHEREAS, the Tenant is, on the terms and conditions stated below, agreeable to granting such request of the Landlord and the Tenant and the Landlord have agreed to amend the Lease Agreement and to certain other matters in connection therewith as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Tenant and the Landlord agree as follows, intending to be legally bound:

          SECTION 1.  Amendment to Lease Agreement.  The Lease Agreement shall
                      ----------------------------
be, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, amended as follows:

               (a) Article 3 is hereby amended by (i) replacing the last sentence of Section 1 thereof with "The term of this lease shall extend until November 1, 1998; provided, however, that the Tenant may terminate the lease on
                  --------  -------
November 1 of any year by providing sixty days written notice of such termination to the Landlord," (ii) replacing the phrase "Six Thousand Five Hundred Thirty-eight ($6,538) Dollars" with the phrase "Six Thousand Six Dollars and Seventy-Five Cents ($6,006.75) and (iii) deleting Section 3 thereof in its entirety;

               (b) Article 9 is hereby deleted in its entirety:

               (c) Articles 10 through 32 are hereby renumbered to reflect the deletion of Article 9; and

               (d) In addition to being redesignated Article 18 pursuant to subsection (c) above, Article 19 is hereby amended by (i) replacing the following:

          "To Landlord:         Beech Electric Corporation
                                340 South Gulley Road
                                Dearborn Heights, MI 48125"

    with:

          "To Landlord:         Lawrence A. Boes
                                340 South Gulley Road
                                Dearborn Heights, MI 48125

                                Raymond C. Boes
                                4664 Pare Lane
                                Trenton, MI  48183"; and

    (ii) by replacing the phrase "John M. Goode, Chairman" with the phrase "President".

          SECTION 2.  Conditions of Effectiveness.  The amendments set forth in
                      ---------------------------
Section 1 above shall become effective when, and only when, (a) the parties each shall have received counterparts of this Amendment executed by the other party;
(b) the Closing (as defined in the Asset Purchase Agreement, dated as of June 24, 1991 (the "Agreement"), among PMI Holding Corp., Old Prestolite, Prestolite Electric of New York, Inc., Prestolite

Electric of Michigan, Inc. and Prestolite Technology Corp. (collectively, the "Sellers") and the Tenant) shall have occurred; (c) the cure costs of $28,031.50 related to the assignment the Lease Agreement shall have been paid; (d) the Landlord's objections to the transactions contemplated by the Agreement shall have been withdrawn; and (e) Old Prestolite's motion to assume and assign the Assigned Contracts (as defined in the Agreement) between any of the Sellers and the Landlord or affiliates of the Landlord shall have been withdrawn.

          SECTION 3. Reference to and Effect on the Lease Agreement.
                     -----------------------------------------------

               (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Lease Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Lease Agreement as amended by Section 1 hereof.

               (b) Except as specifically amended above, the Lease Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          SECTION 4.  Costs and Expenses.  All of the costs and expenses
                      ------------------
incurred by the Tenant and the Landlord in connection with the preparation, execution and delivery of this Amendment shall be borne by the party incurring such cost or expense.

          SECTION 5.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the state of Michigan, except as required by mandatory provisions of law.

          IN WITNESS WHEREOF, the Landlord and the Tenant have each caused this Amendment to be duly executed as of the day and year first above written.



                                    /s/ Lawrence A. Boes
                                    --------------------
                                    Lawrence A. Boes


                                    /s/ Raymond C. Boes
                                    -------------------
                                    Raymond C. Boes



                                    PEI 1991 ACQUISITION, INC.
                                    (to be renamed Prestolite Electric
                                    Incorporated after the Closing)


                                    By: /s/ Richard Paterson
                                       -------------------------------
                                       Title: President


                                    By: /s/ Mark Bandeen
                                       -------------------------------
                                       Title: Treasurer

                                     LEASE
                                     -----


                                 By and Between


                    BEECH ELECTRIC CORPORATION, AS LANDLORD,


                                      And


                  PRESTOLITE ELECTRIC INCORPORATED, AS TENANT

                         (Manufacturing Facility Lease)

                               TABLE OF CONTENTS
                               -----------------


                                                                 Page
                                                                 ----
ARTICLE 1       PREMISES........................................... 1

ARTICLE 2       ADDITION........................................... 1

ARTICLE 3       TERM AND RENT...................................... 1

ARTICLE 4       TAXES.............................................. 2

ARTICLE 5       USE................................................ 2

ARTICLE 6       INSURANCE.......................................... 2

ARTICLE 7       MAINTENANCE AND REPAIRS............................ 4

ARTICLE 8       OPTION TO RENEW.................................... 4

ARTICLE 9       PURCHASE OF PREMISES............................... 4

ARTICLE 10      PERMITTED SUBLEASE AND ASSIGNMENTS................. 5

ARTICLE 11      RIGHT TO MAKE ALTERATIONS.......................... 5

ARTICLE 12      EMINENT DOMAIN OR FIRE............................. 6

ARTICLE 13      RIGHT TO ERECT SIGNS............................... 7

ARTICLE 14      LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT.......... 7

ARTICLE 15      NON-DISTURBANCE BY MORTGAGEE....................... 7

ARTICLE 16      DEFAULT............................................ 8

ARTICLE 17      UTILITIES.......................................... 9

ARTICLE 18      NON-LIABILITY...................................... 9

ARTICLE 19      NOTICES............................................10

ARTICLE 20      WAIVER OF SUBROGATION..............................10


                                                                Page
                                                                ----
ARTICLE 21      WAIVER.............................................11

ARTICLE 22      NO PARTNERSHIP.....................................11

ARTICLE 23      PARTIAL INVALIDITY.................................11

ARTICLE 24      LIENS..............................................11

ARTICLE 25      COMPLIANCE WITH LAWS...............................12

ARTICLE 26      ENTIRE AGREEMENT...................................12

ARTICLE 27      CONSTRUCTION AND INTERPRETATION....................13

ARTICLE 28      ADDITIONAL DOCUMENTS...............................13

ARTICLE 29      QUIET ENJOYMENT....................................13

ARTICLE 30      FORCE MAJEURE......................................13

ARTICLE 31      SURRENDER AND HOLDING OVER.........................13

ARTICLE 32      TIME OF ESSENCE....................................14

                 THIS LEASE DATED THIS 17TH DAY OF JULY, 1987,

            BY AND BETWEEN BEECH ELECTRIC CORPORATION, AS LANDLORD,

                AND PRESTOLITE ELECTRIC INCORPORATED, AS TENANT

--------------------------------------------------------------------------------

                                   ARTICLE 1
                                   PREMISES
                                   --------

          The Landlord, in consideration of rent to be paid and the covenants and agreements to be performed by the Tenant, leases to the Tenant the following premises described on Exhibit A (the "Premises") and commonly known as 2801 Beech Daly Road, Dearborn Heights, Michigan.


                                   ARTICLE 2
                                   ADDITION
                                   --------

          Landlord agrees to construct and pay for a two thousand (2,000) square foot office addition ("Addition") to the Premises. The plan, specifications and costs shall be mutually agreed upon by Landlord and Tenant, however Landlord's cost, which is subject to audit by Tenant and/or its representatives, shall not exceed Seventy-Five Thousand ($75,000) Dollars. This cost shall include the hourly rate (at mutually agreeable hourly rate) of Landlord's use of any of Tenant's employees in the construction of the Addition.


                                   ARTICLE 3
                                 TERM AND RENT
                                 -------------

          Section 1.  Tenant shall be entitled to use and occupancy of the
          ---------
Premises upon execution of this Lease (hereinafter "Commencement Date").

          If the Commencement Date is other than the first day of the month, the rent shall be prorated to the first day of the next succeeding month. The term of this Lease shall extend from the Commencement Date until December 31, 1989.

          Section 2.  Tenant shall pay Landlord rent on the first day of each
          ---------
month during the term of this Lease (plus any daily rents for the fractional initial month as set forth above ) at the rate of Six Thousand Five Hundred Thirty-eight ($6,538) Dollars per month. The rent is payable at such place as Landlord may give written notice to Tenant.

          Section 3.  At such time as the Addition is complete and ready for use
          ---------
by Tenant, Tenant's monthly rent shall increase by the amount necessary to amortize the cost of the Addition over a period of eighty-four (84) months with interest at Nine and One-Half (9-1/2%) Percent per annum. Said rent increase shall not exceed One Thousand Two Hundred Twenty-six ($1,226) Dollars per month.


                                   ARTICLE 4
                                    TAXES
                                    -----

          Section 1.  Tenant shall pay as additional rent all real estate and
          ---------
property taxes and other similar governmental charges which may be imposed upon the Premises during the term of this Lease. Current taxes shall be prorated and adjusted as of the Commencement Date (and the termination date, if necessary) in accordance with the fiscal year method. Tenant shall forward paid tax receipts to Landlord no later than sixty (60) days after the tax due date.

          Section 2.  Tenant, at its expense, may contest the amount or validity
          ---------
of any imposition of taxes and assessments upon the Premises by appropriate legal proceedings. Upon the termination of such proceeding, Tenant shall deliver to Landlord proof of the imposition as finally determined. Any such contest may be made in the name of Landlord, and Landlord agrees to cooperate with Tenant in any such contest, but without expense to Landlord.


                                   ARTICLE 5
                                     USE
                                     ---

          The Tenant may use the Premises for the repair and remanufacture of motors and related activities and for any other lawful use.


                                   ARTICLE 6
                                   INSURANCE
                                   ---------

          Section 1.  Tenant shall defend and hold Landlord harmless from and
          ---------
against any liability for damages to any person or any property upon or above the Premises and for any liability to Tenant's employees and all persons in the Premises at Tenant's invitation or with its consent, except out of or from accidents arising from Landlord's negligence.

          Section 2.  Tenant, at its own expense, shall maintain for the mutual
          ---------
benefit of Landlord and Tenant, insurance of the following character:

          (a) General public liability insurance against claims for bodily injury, death or property damage occurring on, at or about the Premises. Such insurance shall afford protection to Landlord and such other parties as Landlord shall then designate, of not less than One Million ($1,000,000) Dollars with respect to bodily injury or death to any one person, not less than One Million ($1,000,000) Dollars with respect to any one accident or occurrence and not less than Fifty Thousand ($50,000) Dollars with respect to property damage. After written notice from Landlord, Tenant shall have thirty (30) days to add any party designated by Landlord to its liability policies.

          (b) Rent insurance against loss of or damage by fire (with extended coverage) in an amount not less than the sum of one (1) year's minimum annual rent payable by the Tenant hereunder.

          (c) Fire, extended coverage, and vandalism coverage to fully protect the Landlord using not less than the current replacement value. Said estimate shall be revised at the expiration of the initial term of the insurance policy and shall be revised by the Landlord at each renewal of said policy.

          Landlord, along with any desired mortgagee, if required, is to be named as insured under policies.

          Section 3.  All insurance policies required under this Article shall
          ---------
be issued by companies of recognized financial standing rated at least A - AAA by Best's Insurance Guide and duly licensed to do business under the laws of the State of Michigan. Every policy which Tenant is obligated to carry under the provisions of this Section shall contain an agreement by the insurer that it will not cancel or materially modify such policy without first giving twenty
(20) days' prior written notice to Landlord.

          Tenant shall deliver to Landlord, prior to its occupancy of the Premises, the original or duplicate policies or certificates of insurance, evidencing all of the insurance which is required to be maintained by Tenant hereunder. Tenant shall also, within thirty (30) days prior to the expiration of any such insurance, deliver other original or duplicate policies or other certificates of insurance evidencing the renewal of such insurance.

          If Tenant fails to effect, maintain or renew any insurance provided for in this Section, or to pay the premium therefor, or to deliver to Landlord any of such policies or certificates then in any of said events, Landlord, at its option, but without obligation so to do, may upon five (5) days' notice to Tenant, procure such insurance. Any sums expended by Landlord to procure such insurance shall be additional rent hereunder and shall be repaid by Tenant within five (5) days following the date on which expenditures shall be made by Landlord.

                                 ARTICLE 7
                            MAINTENANCE AND REPAIRS
                            -----------------------

          Tenant shall maintain and keep in good repair and condition the Premises including, but not limited to, the roof, walls, doors, windows, parking lot, etc., reasonable wear and tear excepted. Tenant shall not be required to replace any of the aforementioned items as long as repair of the same is adequate to maintain the Premises.

          Tenant shall, within seven (7) days after written notice from Landlord, cause such maintenance or repairs to be performed. If Tenant shall not perform such maintenance or repairs within the seven (7) day period, Landlord shall have the right to have such maintenance or repairs done and may add the cost thereof to any sums due under the provisions of this Paragraph and/or from any rent due or to become due under the provisions of this Lease.


                                   ARTICLE 8
                                OPTION TO RENEW
                                ---------------

          Tenant is granted two (2) consecutive options to extend this Lease, the first for an additional term of thirty (30) months and the second option for a period of twenty-four (24) months to commence immediately following the expiration of the original Lease or the preceding option term, as the case may be. The first of such options shall be auto matically exercised unless written notice from Tenant to Landlord terminating this Lease is given prior to November 1, 1989. The second of such options shall be automatically exercised at the completion of the first option term unless written notice from Tenant to Landlord terminating this Lease is given prior to May 1, 1992. All terms of this Lease shall continue during the option terms.

          Tenant's written notices to Landlord shall be in accordance with
Article 19.


                                   ARTICLE 9
                              PURCHASE OF PREMISES
                              --------------------

          At the expiration of the original Lease term, Tenant shall have the option to purchase the Premises for the sum of Four Hundred Thousand ($400,000) Dollars plus the actual cost of the Addition (the cost of the Addition not to exceed Seventy-five Thousand ($75,000) Dollars) less the sum of all monthly rent set forth in Article 3 paid through December 31, 1989 (the "Purchase Price").
To exercise this option, Tenant must give written notice to Landlord of intent to purchase no later than October 31, 1989 and complete the purchase, including payment of all monies due, no later than December 31, 1989.

          Further, if Lease option is not automatically renewed beginning January 1, 1990, and if Tenant does not exercise its option to purchase as set forth above, Landlord shall have the power to cause Tenant to purchase the Premises for the Purchase Price. Landlord must exercise its right under this Section by giving written notice to Tenant between November 1, 1989 and November 30, 1989. Tenant shall complete the purchase, including the payment of all monies due, no later than December 31, 1989. However, Landlord's power to cause Tenant to purchase is contingent upon no environmental violations of federal, state or local law existing with respect to the Premises.

          At the expiration of the first option term, Tenant shall have the option to purchase the Premises for the sum of Seventy-five Thousand ($75,000) Dollars. To exercise this option, Tenant must give written notice to Landlord of intent to purchase on or before April 30, 1992 and complete the purchase, including payment of all monies due, no later than June 30, 1992.

          Upon receiving payment in full, Landlord shall execute and deliver to Tenant a good and sufficient Warranty Deed conveying title to the Premises subject to all applicable building and use restrictions and easements, if any, affecting the Premises and this Lease shall terminate. As evidence of title, Landlord shall pay for and deliver to Tenant a commitment for and a policy of title insurance for the full Purchase Price, showing a marketable title to be vested in the Landlord. There shall be no proration of real estate taxes.

          Tenant will take the Premises in an "as is" condition.


                                   ARTICLE 10
                       PERMITTED SUBLEASE AND ASSIGNMENTS
                       ----------------------------------

          The Tenant shall not assign this Lease or sublet the Premises to any party other than an affiliate of Tenant without Landlord's consent, which consent shall not be unreasonably withheld. No assignment or subletting shall diminish, affect or release the liability of Tenant hereunder. Landlord may assign its rights under this Lease.


                                   ARTICLE 11
                           RIGHT TO MAKE ALTERATIONS
                           -------------------------

          Notwithstanding anything to the contrary contained in this Lease, Tenant is granted the right to make reasonable alterations, decorations and improvements to the Premises, provided the same are used in connection with Tenant's operations at the Premises. All such alterations, decorations and improvements shall be the property of Landlord.

                                 ARTICLE 12
                             EMINENT DOMAIN OR FIRE
                             ----------------------

          Section 1.  If more than Fifty (50%) Percent of the Premises is taken
          ---------
by any public authority under the power of eminent domain, then the term of this Lease shall cease on the part so taken, from the day possession of that part is required for any public purpose and rent shall be paid up to that day and for sixty (60) days from that day the Tenant shall have the right either to cancel the Lease and declare the same null and void or to continue in the possession of the remainder of the same under the terms herein except that the rent shall be reduced in proportion to the amount of the Premises taken.

          All damages awarded for such taking shall belong to and be the property of the Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or the fee of the Premises; however, the Landlord shall not be entitled to any portion of the award made to the Tenant for loss of business, or for Tenant's cost of vacating all or that part of the Premises so taken.

          Section 2.  It is understood and agreed that if the Premises are
          ---------
damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire Premises are untenantable and pro rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition.

          However, if the Tenant fails to adjust its own insurance or to remove its damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay.

          Further, there shall be no abatement of rental if such fire or other cause damaging or destroying the Premises results from the negligence or willful act of the Tenant, its agents or employees. Further, if the Tenant uses any part of the Premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant.

          Finally, in case the Premises are destroyed to the extent of more than one-half (1/2) of the value thereof, the Landlord or Tenant may, at its option, terminate this Lease forthwith by a written notice to the other party hereto.

                                 ARTICLE 13
                              RIGHT TO ERECT SIGNS
                              --------------------

          Tenant is hereby granted the right to erect signs on the exterior of the Premises which shall be constructed in conformity with all requirements of local law. Tenant agrees to hold Landlord harmless from any liability arising out of or in connection with the erection or maintenance of such signs.


                                   ARTICLE 14
                   LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
                   -----------------------------------------

          Landlord may, without notice if in the opinion of Landlord an emergency exists, perform any covenant or condition of this Lease for the Tenant's account and at the Tenant's expense, in the event that the Tenant shall default in the performance of any such covenant or condition. Landlord shall be reimbursed by Tenant for any expense incurred by Landlord in instituting, prosecuting, or defending any action or proceeding instituted because of any default of Tenant. If Tenant becomes obligated to reimburse or otherwise pay Landlord, under the terms of this Lease, any sum in addition to the rent as set forth in Article 3 of this Lease, the said sum shall be considered additional rent and may, at Landlord's option, be added to any subsequent installment of said rent due and payable under this Lease.


                                   ARTICLE 15
                          NON-DISTURBANCE BY MORTGAGEE
                          ----------------------------

          Landlord represents that any mortgage presently existing or hereafter placed by Landlord against the Premises shall provide that if the mortgagee or any successor in interest shall take over the rights of Landlord in the Premises or shall become the owner of the Premises by reason of foreclosure or otherwise, such mortgagee or successor shall not disturb the possession, use or enjoyment of the Premises by the Tenant, and shall recognize the rights of Tenant hereunder, and shall not disaffirm this Lease or Tenant's right of estate hereunder, so long as all the obligations of the Tenant are fully performed in accordance with the terms of this Lease. Landlord shall submit evidence to Tenant within thirty (30) days of granting a mortgage that such a provision has been inserted in any such mortgage or mortgages placed by Landlord against the Premises.

                                 ARTICLE 16
                                  DEFAULT
                                  -------

          Landlord, in addition to all other remedies given to Landlord by law, may, by written notice to Tenant, terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings or otherwise, and may dispossess the Tenant in any of the following circumstances:

          (a) In the event Tenant shall be in default in the payment of rent, or in the payment of any other sums of money required to be paid by Tenant to Landlord under this Lease, or as reimbursement to Landlord for sums paid by Landlord on behalf of Tenant in the performance of the covenants of this Lease, or if Tenant, or any of its employees, or agents, shall commit waste or create a condition, or conditions, either by acts or failure to take appropriate action, which are detrimental to the safety and welfare of any person or property on or about the Premises, and said acts, default or omissions are not cured within fifteen (15) days after receipt of notice thereof from Landlord.

          (b) In the event Tenant shall be in default in the performance of any covenants, terms, conditions, provisions, rules (excepting those items listed in the above Sec tion (a)) and if such default is not cured within thirty (30) days after written notice thereof given by the Landlord, excepting such defaults that cannot be cured completely within such thirty (30) day period, provided that the Tenant shall within such thirty (30) day period promptly commence and proceed with reasonable diligence and in good faith to remedy such default.

          (c) If the Tenant shall be adjudicated a bankrupt, make a general assignment for the benefit of creditors, or take the benefit of any Insolvency Act, or if a Receiver or Trustee in Bankruptcy shall be appointed for the Tenant's property, or if the interest of the Tenant in the Premises shall be offered for sale or sold under execution or other legal process.

          In the event of such re-entry, Landlord shall have the right to remove all persons therefrom, to recover the possession thereof by legal proceedings or otherwise, and to use such force to enter and regain possession thereof as Landlord shall deem proper without being liable to any civil action or criminal prosecution therefor. No such re-entry by Landlord shall be deemed a termination of this Lease or an acceptance of a surrender of this Lease.

          In the event of default by Tenant, the balance of the rent and other charges to become due during the term of this Lease shall be accelerated and shall be immediately due and payable and Landlord shall have the right, but shall not be obligated to, relet or subdivide the Premises for any period equal to or greater or less than the remainder of the original term of this Lease, for any rental which it may deem reasonable, to any other tenant which Landlord may select, and for any use and purpose which Landlord may designate.

          In the event of a reletting, Landlord may apply the rent therefrom first to the payment of Landlord's expenses, including, but not limited to reasonable attorneys' fees incurred by reason of Tenant's default, the expense of reletting, repairs, brokerage fees, subdividing, renovation or alteration of the Premises and then to the payment of rent and all other sums due from Tenant hereunder, Tenant remaining liable for any deficiency.

          In the event of a default, or threatened default, by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to an injunction by a court of competent jurisdiction and the right to invoke any remedy permitted to Landlord by law. All remedies available to Landlord are declared to be cumulative and concurrent. No termination of this Lease, nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant for past or future rent, nor shall the bringing of any action for rent or other default be construed as a waiver of the right to obtain possession of the Premises.


                                   ARTICLE 17
                                   UTILITIES
                                   ---------

          The Tenant shall pay for all utilities, including water, sewer, gas and electricity supplied to the Premises for heating, air conditioning, power and otherwise.

          All utility bills shall be adjusted and prorated as of the Commencement Date and the termination date.


                                   ARTICLE 18
                                 NON-LIABILITY
                                 -------------

          Landlord shall not be under any responsibility of liability in any way whatsoever for the quality, impairment, interruption, quantity, stoppage or other interference with service involving water, sewer, heat, air conditioning, gas, electric current for light and power, telephone, or any other service of whatsoever kind or nature to Premises.

          Landlord shall not be liable for any damage to property of Tenant or of others located on the Premises, nor for the loss or damage to any property of Tenant or of others by them or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from, but not limited to fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow, or leaks from any part of the Premises or from the pipes, appli ances or plumbing works or from the roof, street, sub-surface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by Tenant or persons in the Premises, occupant of adjacent property or the public, or caused by operations, construction of any private, public, or quasi-public work. Any property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of

Tenant only and Tenant shall hold Landlord harmless from any claim arising out of damage to the same including subrogation claims by Tenant's insurance carriers.


                                   ARTICLE 19
                                    NOTICES
                                    -------

          All notices required herein shall be given in writing by certified or registered mail, return receipt requested, postage prepaid, to the following addresses:

     To Landlord:   Beech Electric Corporation
                    340 South Gulley Road
                    Dearborn Heights, MI  48125

     With Copy to:  Stuart M. Bordman, Esq.
                    Rubenstein, Isaacs, Lax and Bordman
                    Professional Corporation
                    172200 West Twelve Mile Road
                    Southfield, MI  48076

     To Tenant:     John M. Goode, Chairman
                    Prestolite Electric Incorporated
                    Four SeaGate
                    Toledo, OH  43691

     With Copy to:  Jon S. Kubink, Vice-President and
                      General Counsel
                    Prestolite Electric Incorporated
                    Four SeaGate
                    Toledo, OH  43691

or mailed to such other addresses as the parties respectively may designate by notice given in like manner.


                                   ARTICLE 20
                             WAIVER OF SUBROGATION
                             ---------------------

          Each party hereto does hereby remise, release and discharge the other party hereto, and any officer, agent, employee, or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance containing waiver of subrogation is carried by, or for the benefit of, the injured party at the time of such loss, to the extent of any recovery by, or for the benefit of, the injured party under such insurance.

                                   ARTICLE 21
                                    WAIVER
                                    ------

          The failure of the Tenant or Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent or the payment by the Tenant of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord or the Tenant of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord and Tenant.


                                   ARTICLE 22
                                 NO PARTNERSHIP
                                 --------------

          Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partner or of joint venturer between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.


                                   ARTICLE 23
                               PARTIAL INVALIDITY
                               ------------------

          If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such terms, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.


                                   ARTICLE 24
                                     LIENS
                                     -----

          The Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the estate of the Landlord or of any interest of the Landlord in the Premises, or upon or in the building or buildings or improvements thereon or hereafter erected or placed hereon. All such laborers, materialmen, contractors, and any others, are hereby charged with notice that they must look solely and wholly to the Tenant to secure the payment of any bills for work done and materials furnished, and not to the Landlord.

          In the event a mechanic's lien shall be filed against the Premises or Tenant's interest therein as a result of any repairs or alterations made by Tenant, Tenant shall, within ten (10) days after receiving notice of such lien, discharge such lien either by payment of the indebtedness due the mechanic's lien claimant or by filing a bond (as provided by statute) as security therefor. In the event Tenant shall fail to discharge such lien Landlord shall, among its remedies, have the right to procure such discharge by filing such bond and Tenant shall pay the cost of such bond to Landlord as additional rent upon the first day that rent shall be due thereafter.


                                   ARTICLE 25
                              COMPLIANCE WITH LAWS
                              --------------------

          (a) Landlord covenants that during the term of this Lease or any extension thereof, it will comply with all statutes, ordinances, rules, orders, regulations and/or requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereinafter be in force, as pertains to the Premises.

          (b) Tenant covenants and warrants that during the term of this Lease or any extension thereof, Tenant will comply with all statutes, ordinances, rules, orders, regulations and/or requirements of all county, municipal, state, federal and other applicable governmental authorities now in force or which may hereinafter be in force as pertains to the conduct of Tenant's business. Tenant agrees to indemnify, save and hold Landlord harmless from any fines or penalties assessed against the Premises for a violation of any statutes, ordinances, rules, orders, regulations, and/or requirements of all county, municipal, state, federal and other governmental authorities as a result of Tenant's improper, unusual or unlawful manner of using the Premises for the conduct of Tenant's business.

          (c) Tenant shall pay as additional rental any expenses of whatever kind or nature, incurred by Landlord under this Article.


                                   ARTICLE 26
                                ENTIRE AGREEMENT
                                ----------------

          This Lease and the Exhibits attached set forth the entire agreement between the parties. Any prior conversations or writings are merged herein and extinguished. No subse quent amendment to this Lease shall be binding upon Landlord or Tenant unless it is reduced to writing and signed by both Landlord and Tenant.

                                   ARTICLE 27
                        CONSTRUCTION AND INTERPRETATION
                        -------------------------------

          This Lease shall be construed and interpreted in accordance with the laws of the State of Michigan.


                                   ARTICLE 28
                              ADDITIONAL DOCUMENTS
                              --------------------

          The parties hereto, upon request, agree to execute any additional documents required to carry out the intent and provisions of this Lease, including but not limited to an instrument signed by Tenant confirming the Commencement Date.


                                   ARTICLE 29
                                QUIET ENJOYMENT
                                ---------------

          Landlord shall have the right to assign or transfer this Lease, however Landlord covenants that the Tenant, on payment of all rent and additional rent, as well as the performance of all the covenants contained in this Lease, shall and may peacefully and quietly have, hold and enjoy the Premises for the term of this Lease.


                                   ARTICLE 30
                                 FORCE MAJEURE
                                 -------------

          Whenever a period of time is provided in this Lease for Landlord or Tenant to do or perform any act or thing, Landlord or Tenant shall not be liable or responsible for any delays due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control, or other causes beyond the reasonable control of Landlord or Tenant, and in any such event said time period shall be extended for the amount of time Landlord or Tenant is so delayed. This provision shall not apply to the payment of money.


                                   ARTICLE 31
                           SURRENDER AND HOLDING OVER
                           --------------------------

          Tenant shall deliver up and surrender to Landlord possession of the Premises upon the expiration of the Lease, or its termination in any way, in as good condition and repair as the same shall be at the Commencement Date (damage by fire and other perils covered by standard fire and extended coverage insurance and ordinary wear and decay only excepted). Should Tenant remain in possession of the Premises after any termination of this Lease, no tenancy or interest in the Premises shall result therefrom by such holding over shall be an unlawful detainer and Tenant shall be subject to immediate eviction and removal, and Tenant shall upon demand pay to Landlord, as liquidated damages, a sum equal to double the monthly rental as specified herein for each month period during which Tenant shall hold the Premises after the stipulated term of this Lease may have terminated.


                                   ARTICLE 32
                                TIME OF ESSENCE
                                ---------------

          Time shall be deemed of the essence of the Lease.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                              BEECH ELECTRIC CORPORATION


                              By:/s/ Raymond C. Boes
                                 -------------------



                              PRESTOLITE ELECTRIC INCORPORATED


                              By: /s/ Jons Kubiak
                                 -----------------------------------------------
                                      Jons Kubiak, President

                                   EXHIBIT A
                                   ---------



          Premises in the City of Dearborn Heights, Wayne County, Michigan, described as:

               West 80.66 feet of North 215.50 feet of South 255.50 feet of Lot 140; also North 121.90 feet of South 255.500 feet of Lot 141; also North 93.60 feet of South 133.60 feet of East 19.34 feet of Lot 141, Assessor's Inkster Plat No. 5 of the West 1/2 of the Northwest 1/4 of Section 29, Town 2 South, Range 10 East, Village of Inkster, Wayne County, Michigan, as recorded in Liber 65 of Plats, Page 54, Wayne County Records.